SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Emerging Markets Equity Fund

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of the fund’s prospectus:

Rainer Vermehren, Director. Portfolio Manager of the fund. Joined the fund in 2009.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub–heading of the “FUND DETAILS” section of the fund’s prospectus:

Rainer Vermehren, Director. Portfolio Manager of the fund. Joined the fund in 2009.

•	Portfolio manager for Emerging Markets Equity and Germany Funds; CIO DIMA Branch: Frankfurt.

•	Joined Deutsche Asset Management in 1997 after three years as assistant to fund manager in Latin American equities at Morgan Stanley, New York.

•	BA, Towson University; MBA, Fordham University.

Please Retain This Supplement for Future Reference.

March 25, 2011
PROSTKR-49